UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2013

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 8.01 below is incorporated by reference herein.

Item 8.01.             Other Events.

On February 11, 2013, Starwood Property Trust, Inc. (the “Company”) and its external manager, SPT Management, LLC (the “Manager”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co., as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale of $525,000,000 aggregate principal amount of its 4.55% Convertible Senior Notes due 2018 (the “Convertible Notes”).  Prior to September 1, 2017, the Convertible Notes will be convertible only upon certain circumstances and during certain periods, and thereafter will be convertible at any time prior to the close of business on the second scheduled trading day prior to maturity at an initial conversion rate of 35.5391 shares of common stock per $1,000 principal amount of Convertible Notes, subject to adjustment in certain circumstances.  Upon conversion, holders will receive cash, shares of the Company’s common stock, par value $0.01 per share, or a combination thereof at the Company’s election.  Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional $75,000,000 aggregate principal amount of Convertible Notes to cover over-allotments, which the Underwriters exercised in full on February 12, 2013.  The Convertible Notes were issued pursuant to an Indenture, dated as of February 15, 2013, between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of February 15, 2013, between the Company and the Trustee.  The Convertible Notes and the shares of the Company’s common stock issuable upon conversion of the Convertible Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-186561) previously filed by the Company with the Securities and Exchange Commission under the Act.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 11, 2013, among the Company, the Manager and the Underwriters
4.1	Form of Indenture for Senior Debt Securities between the Company and The Bank of New York Mellon, as trustee*
4.2	First Supplemental Indenture, dated as of February 15, 2013, between the Company and The Bank of New York Mellon, as trustee
4.3	Form of 4.55% Convertible Senior Notes due 2018 (included in Exhibit 4.2)
5.1	Opinion of Sidley Austin LLP
5.2	Opinion of Foley & Lardner LLP
8.1	Opinion of Sidley Austin LLP regarding certain tax matters
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)
23.2	Consent of Foley & Lardner LLP (included in Exhibit 5.2)
23.3	Consent of Sidley Austin LLP (included in Exhibit 8.1)

* Incorporated by reference to exhibit 4.4 of the Registration Statement of Starwood Property Trust, Inc. on Form S-3 (File No. 333-186561), filed with the SEC on February 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2013	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Authorized Signatory

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 11, 2013, among the Company, the Manager and the Underwriters
4.1	Form of Indenture for Senior Debt Securities between the Company and The Bank of New York Mellon, as trustee*
4.2	First Supplemental Indenture, dated as of February 15, 2013, between the Company and The Bank of New York Mellon, as trustee
4.3	Form of 4.55% Convertible Senior Notes due 2018 (included in Exhibit 4.2)
5.1	Opinion of Sidley Austin LLP
5.2	Opinion of Foley & Lardner LLP
8.1	Opinion of Sidley Austin LLP regarding certain tax matters
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)
23.2	Consent of Foley & Lardner LLP (included in Exhibit 5.2)
23.3	Consent of Sidley Austin LLP (included in Exhibit 8.1)

* Incorporated by reference to exhibit 4.4 of the Registration Statement of Starwood Property Trust, Inc. on Form S-3 (File No. 333-186561), filed with the SEC on February 11, 2013.